Exhibit 10.3

When recorded return to:

Christopher J. Lhulier, Esq.

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, MA 02111

THIRD AMENDMENT TO MORTGAGE, SECURITY AGREEMENT

AND FIXTURE FILING

THIS THIRD AMENDMENT TO MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING (this “Amendment”) is made as of the 24th day of February, 2010, by and between GTC BIOTHERAPEUTICS, INC., a Massachusetts corporation, formerly known as GENZYME TRANSGENICS CORPORATION, having an address of 175 Crossing Boulevard, Suite 410, Framingham, Massachusetts 01702 (the “Grantor”), and LFB BIOTECHNOLOGIES S.A.S., having an address of 3, avenue des Tropiques, LES ULIS, 91940 Courtaboeuf—FRANCE (the “Grantee”).

W I T N E S S E T H    T H A T:

WHEREAS, the Grantor granted the Grantee a certain Second Mortgage, Security Agreement and Fixture Filing dated as of December 22, 2008 and recorded with the Registry of Deeds for Worcester County, Massachusetts on December 22, 2008 in Book 43614, Page 182 with respect to certain real property of Grantor located in the Towns of Charlton and Spencer, County of Worcester, Commonwealth of Massachusetts and more particularly described therein and amended by that certain Amendment to Mortgage, Security Agreement and Fixture Filing dated as of June 18th, 2009 and recorded with the Registry of Deeds for Worcester County, Massachusetts on June 22, 2009 in Book 44458, Page 375, and by that certain Second Amendment to Mortgage, Security Agreement and Fixture Filing dated as of December 21, 2009 and recorded with the Registry of Deeds for Worcester County, Massachusetts immediately prior hereto (as amended, the “Existing Mortgage”), to secure, inter alia, certain indebtedness, obligations and liabilities of the Grantor to the Grantee; and

WHEREAS, the parties hereto desire to further amend the Existing Mortgage in the manner as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Recitals. The foregoing recitals are hereby incorporated by reference herein.

2. Amendments to the Existing Mortgage. The Existing Mortgage is hereby further amended as follows:

(a) The first WHEREAS clause of the Existing Mortgage is hereby deleted in its entirety and the following is hereby substituted in its stead:

“WHEREAS, Grantor is the holder of (i) the 2006 Convertible Note (as defined below), (ii) the 2008 Convertible Note (as defined below) issued pursuant to that certain Note and Warrant Purchase Agreement, executed on October 31, 2008, by and between the Grantor and the Grantee (the “NPA” or the “Purchase Agreement”), (iii) the Secured Note (as defined below) issued pursuant to that certain Loan Agreement dated as of June 18, 2009 by and between the Grantor and the Grantee (as amended, the “Loan Agreement”), and (iv) the 2010 Secured Note (as defined below) issued pursuant to that certain Note Purchase Agreement dated as of February 22, 2010 by and between the Grantor and the Grantee (the “2010 NPA”); and”

(b) Section 1.1(a) of the Existing Mortgage is hereby amended as follows:

i.	The following new definition of “2010 Secured Note” is hereby inserted into Section 1.1(a) in proper alphabetical order:

““2010 Secured Note” means the Secured Note dated on or about February 24, 2010, executed by Grantor, payable to the order of Grantee, in the stated principal amount of Seven Million and 00/100 Dollars ($7,000,000.00), which is scheduled to mature on February 24, 2013.”

ii. The definitions of “Loan”, “Notes”, and “Permitted Encumbrances” are hereby deleted in their respective entireties and the following are hereby inserted in their respective steads:

““Loan” means collectively, (a) the loan in the aggregate original principal amount of Two Million Five Hundred Fifty Eight Thousand Six Hundred Fifty and 00/100 Dollars ($2,558,650.00) made by Grantee to Grantor, evidenced by the 2006 Convertible Note, (b) the loan in the aggregate original principal amount of Fifteen Million and 00/100 Dollars ($15,000,000.00) made by Grantee to Grantor pursuant to the NPA, evidenced by the 2008 Convertible Note, (c) the loan in the aggregate original principal amount of Seven Million and 00/100 Dollars ($7,000,000.00) to be made by Grantee to Grantor pursuant to the 2010 NPA, evidenced by the 2010 Secured Note, and (d) the term loan made by Grantee to Grantor pursuant to the Loan Agreement in the aggregate original principal amount of Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00) evidenced by the Secured Note; all of which are to be secured by the Loan Documents.”

““Notes” means collectively, (a) the 2006 Convertible Note, (b) the 2008 Convertible Note, (c) the 2010 Secured Note, and (d) the Secured Note.”

““Permitted Encumbrances” means the outstanding liens, easements, restrictions, security interests, mechanics’ or materialmans’ liens and other exceptions to title set forth in that certain Loan Policy for title insurance issued by Old Republic National Title Insurance Company dated December 22, 2008 and identified as policy number LX 350856, and the endorsements thereto, none of which, Grantee hereby acknowledges, individually or in the aggregate, materially interferes with the benefits of the security intended to be provided by this Mortgage, materially and adversely affects the value of the Property, impairs the use or operations of the Property or impairs Grantor’s ability to pay its obligations in a timely manner, together with the liens and security interests in favor of Grantee created by the Loan Documents.”

(c) Subsections 4.7(d) and (e) of the Existing Mortgage are hereby deleted in their respective entireties and the following are hereby inserted in their respective steads:

“(d) to the payment and performance of the Obligations of the Grantor to the Grantee in connection with the 2008 Convertible Note;

(e) to the payment and performance of the Obligations of the Grantor to the Grantee in connection with the 2010 Secured Note;”

3. Ratification. The Grantor and the Grantee each agree that, except as amended hereby, the Existing Mortgage shall remain in full force and effect and is in all other respects ratified and confirmed. The term “Mortgage” as used in the Existing Mortgage and any other documents or agreements between the parties hereto which relate to the indebtedness secured by the Existing Mortgage shall refer, from and after the date hereof, to the Existing Mortgage as amended by this Amendment and as the same may from time to time be further amended, supplemented, restated or otherwise modified.

4. Confirmation. The Grantor hereby confirms the grant to the Grantee of the Existing Mortgage with MORTGAGE COVENANTS and upon the STATUTORY CONDITION and with the STATUTORY POWER OF SALE.

5. Counterparts. This Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

*Balance of Page Intentionally Left Blank*

IN WITNESS WHEREOF, Mortgagor and Mortgagee have each caused this Third Amendment to Mortgage, Security Agreement and Fixture Filing to be executed as an instrument under seal as of the day and year first written above.

Mortgagor:

GTC BIOTHERAPEUTICS, INC.

By:	/s/ John B. Green
John B. Green,
Senior Vice President, CFO and Treasurer

Commonwealth of Massachusetts

Suffolk County, ss.

On this 24th day of February, 2010, before me, the undersigned notary public, personally appeared John B. Green, proved to me through satisfactory evidence of identification, being (check whichever applies): ☐ driver’s license or other state or federal governmental document bearing a photographic image, ☐ oath or affirmation of a credible witness known to me who knows the above signatory, or ☐ my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by him voluntarily for its stated purpose, as the duly authorized signatory of GTC Biotherapeutics, Inc.

/s/ Noreen C. Bechade
Notary Public
My commission expires:	October 21, 2016
Print Notary Public’s Name: Noreen C. Bechade
Qualified in the Commonwealth of Massachusetts
[Notary Seal]

* Signatures Continued on Next Page *

[Signature page to Third Amendment to Mortgage]

Mortgagee:

LFB BIOTECHNOLOGIES, S.A.S.

By:	/s/ Christian Béchon
Christian Béchon
President Directeur General

Commonwealth of Massachusetts

Suffolk County, ss.

On this 23rd day of February, 2010, before me, the undersigned notary public, personally appeared Christian Béchon, proved to me through satisfactory evidence of identification, being (check whichever applies): ☐ driver’s license or other state or federal governmental document bearing a photographic image, ☐ oath or affirmation of a credible witness known to me who knows the above signatory, or ☐ my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by him voluntarily for its stated purpose, as the duly authorized signatory of LFB Biotechnologies, S.A.S.

/s/ Elizabeth A. Rockwell
Notary Public
My commission expires: August 1, 2014
Print Notary Public’s Name: Elizabeth A. Rockwell
Qualified in the Commonwealth of Massachusetts
[Notary Seal]

[Signature page to Third Amendment to Mortgage]